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                                                                    EXHIBIT 10.2

                                                                [EXECUTION COPY]

                                SUPPLEMENT NO. 1
                                       to
                           AMENDMENT NO. 7 and CONSENT
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS SUPPLEMENT NO. 1 TO AMENDMENT NO. 7 AND CONSENT dated September ___, 1998 (this "Supplement") is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation (the "Borrowers"), NATIONSBANK, N.A., a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet", and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996, Amendment No. 2 dated as of October 10, 1996, Amendment No. 3 dated as of December 23, 1996, Amendment No. 4 dated as of July 24, 1997, Amendment No. 5 dated as of October 1, 1997, Amendment No. 6 dated as of May 15, 1998 and Amendment No. 7 dated as of August 28, 1998 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  In order to accommodate a change in the collateral to be pledged to Wachovia Bank, N.A. as security for American's reimbursement obligations in respect of the letter of credit supporting the Chilhowie IRBs, the Borrowers have requested, and the Lenders and the Administrative Agent have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to supplement the aforesaid Amendment No. 7 to the Loan Agreement ("Amendment No. 7") as hereinafter set forth.

                  Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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                  Section 1. Supplement to Amendment. Amendment No. 7 is hereby amended, subject to the provisions of Section 3 hereof, by

         (a) amending Section 1. Amendments to Loan Agreement by

                  (i) amending subsection (a)(iv) thereof by

                           (A) amending the definition "Chilhowie IRBs" appearing therein in its entirety to read as follows:

                  "Chilhowie IRBs" means Industrial Revenue Bonds to be issued by the Industrial Development Authority of Smyth County, Virginia in the original principal amount of up to $5,000,000, pursuant to the Chilhowie IRB Documents, in connection with the renovation of certain facilities of American in Chilhowie, Smyth County, Virginia and the purchase of the Chilhowie IRB Collateral. Repayment of the loan made to American from the proceeds of the Chilhowie IRBs will be repayable over not less than 10 years (except as provided in the Chilhowie IRB Documents), will be guaranteed by LADD, and will be secured by a letter of credit issued by Wachovia Bank, N.A. and a Lien on the Chilhowie IRB Collateral in favor of the issuer of the Chilhowie IRBs and/or the issuer of the letter of credit.

                           (B) inserting the following definition in appropriate alphabetical order to read in its entirety as follows:

                           "Chilhowie IRB Collateral" means the Chilhowie IRB
                  Equipment, any Chilhowie IRBs tendered and not remarketed, held by American or LADD, and any account(s) and deposit(s) therein established pursuant to Section 7.3(b) of the Reimbursement and Security Agreement dated as of October 1, 1998 between American and Wachovia Bank, National Association (being one of the Chilhowie IRB Documents) and representing sinking fund payments made thereunder.

                  (ii) amending subsection (c) thereof by deleting the phrase "Chilhowie IRB Equipment" appearing therein and substituting therefor the phrase "Chilhowie IRB Collateral," and

         (b) amending Section 2. Consent by amending subsection (iii) thereof by deleting the phrase "Chilhowie IRB Equipment" each time it appears therein and substituting therefor the phrase "Chilhowie IRB Collateral."

                  Section 2. Effectiveness of Supplement. This Supplement shall become effective as of August 28, 1998 on the date on which the Administrative Agent shall have



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received copies of this Supplement duly executed by each Borrower and each
Lender, in sufficient number for each Lender.

                  Section 3. Effect of Amendment. From and after the effectiveness of this Supplement, all references in Amendment No. 7 to "this Amendment," "the Amendment," "hereunder," "hereof" and words of like import referring to Amendment No. 7, shall mean and be references to Amendment No. 7 as amended by this Supplement. Except as expressly amended hereby, Amendment No. 7 and the Loan Agreement, and all terms, conditions and provisions thereof, remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Supplement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under either Amendment No. 7 or the Loan Agreement, nor constitute a waiver of any provision of either Amendment No. 7 or the Loan Agreement.

                  Section 6. Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of Georgia.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWERS:

                                      LADD FURNITURE, INC.


                                      By:___________________________
                                         William S. Creekmuir
                                         Executive Vice President

                                      AMERICAN FURNITURE COMPANY,
                                      INCORPORATED


                                      By:___________________________
                                         William S. Creekmuir
                                         Vice President

                                      CLAYTON-MARCUS COMPANY, INC.


                                      By:___________________________
                                         William S. Creekmuir
                                         Vice President

                                      LADD CONTRACT SALES CORP.


                                      By:___________________________
                                         William S. Creekmuir
                                         Vice President

                                      PENNSYLVANIA HOUSE, INC.


                                      By:___________________________
                                         William S. Creekmuir
                                         Vice President



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                                      PILLIOD FURNITURE, INC.


                                      By:___________________________
                                         William S. Creekmuir
                                         Vice President


                                      LADD TRANSPORTATION, INC.


                                      By:___________________________
                                         William S. Creekmuir
                                         Vice President

                                      LADD INTERNATIONAL SALES CORP.


                                      By:___________________________
                                         William S. Creekmuir
                                         President



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                                      AGENTS/LENDERS:

                                      NATIONSBANK, N.A., as Administrative
                                      Agent, a Co-Agent and as a Lender


                                      By:___________________________
                                         Arthur R. Cordwell, Jr.
                                         Vice President

                                      FLEET CAPITAL CORPORATION, as a Co-
                                      Agent and as a Lender


                                      By: _________________________
                                          Name:
                                          Title:

                                      BANKAMERICA BUSINESS CREDIT, INC.,
                                      as a Lender


                                      By:___________________________
                                         Name:
                                         Title:

                                      THE CIT GROUP/BUSINESS CREDIT,
                                      INC., as a Lender


                                      By:___________________________
                                         Name:
                                         Title:

                                      SANWA BUSINESS CREDIT CORPORATION,
                                      as a Lender


                                      By:___________________________
                                         Name:
                                         Title:


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                                      BANKBOSTON, N.A., as a Lender


                                      By:___________________________
                                         Name:
                                         Title:

                                      CREDITANSTALT CORPORATE FINANCE,
                                      INC., as a Lender


                                      By:___________________________
                                         Name:
                                         Title:


                                      By:___________________________
                                         Name:
                                         Title:

                                      BRANCH BANKING AND TRUST COMPANY,
                                      as a Lender


                                      By:___________________________
                                         Name:
                                         Title:


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